UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 9, 2014

INKSURE TECHNOLOGIES INC.
 (Exact Name of Registrant as Specified in Its Charter)

DELAWARE
 (State or Other Jurisdiction of Incorporation)

000-24431	84-1417774
(Commission File Number)	(IRS Employer Identification No.)

18 East 16th Street, Suite 307, New York, NY	10003
(Address of Principal Executive Offices)	(Zip Code)

(646) 233-1454
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K dated October 1, 2013 filed by InkSure Technologies Inc., a Delaware corporation (the “Company” or “InkSure”), the Company, InkSure Inc., a Delaware corporation, and InkSure Ltd., an Israeli corporation (together with the Company and InkSure Inc., the “Seller”) entered into an asset purchase agreement with Spectra Systems Corporation, a Delaware corporation (“Spectra”), dated as of October 1, 2013 (the “Agreement”) for the sale of substantially all of Seller’s assets to Spectra.  Pursuant to the terms of the Agreement, the Agreement could be terminated by Spectra or the Seller if the closing had not been consummated by 11:59 p.m. Eastern Standard Time on January 31, 2014, subject to certain conditions.

On January 9, 2014, the Seller and Spectra entered into an amendment to the Agreement to extend its termination date from January 31, 2014 to February 28, 2014. The Company has called an annual meeting of its stockholders to be held on February 11, 2014 at which meeting the Company's stockholders will be asked to, among other items, consider and approve the transactions contemplated by the Agreement, as amended.

The foregoing description of the terms of the Agreement, as amended, is qualified in its entirety by reference to the Agreement, a copy of which was filed as Exhibit 2.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 3, 2013, and to the first amendment thereto, a copy of which is attached as Exhibit 2.1 hereto, both of which are incorporated herein by reference.

Forward-Looking Information

This Current Report on Form 8-K contains statements that may constitute “forward-looking statements.” Generally, forward-looking statements include words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “could,” “may,” “might,” “should,” “will,” the negative of such terms, and words and phrases of similar import. For example, when we discuss the anticipated dates of the stockholder meeting or closing with respect to the transaction or the exploration of alternatives for the proceeds, we are using forward-looking statements.  These forward-looking statements are based on our management’s current expectations and beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations, including the risk that we may fail to consummate the transaction contemplated by our agreement with Spectra or may use the proceeds for a purpose not currently contemplated. You should not rely upon these forward-looking statements as predictions of future events because we cannot assure you that the events or circumstances reflected in these statements will be achieved or will occur. The closing of the transaction with Spectra is subject to certain closing conditions set forth in the Agreement, including the approval of InkSure’s stockholders; these conditions may be delayed or may not occur, causing the closing to occur at a later date than expected or not at all. These risks and uncertainties could cause our actual results to differ materially from those described in our forward-looking statements. Any forward-looking statement represents our expectations or forecasts only as of the date it was made and should not be relied upon as representing our expectations or forecasts as of any subsequent date.

Readers should carefully review the risk factors and the information that could materially affect our financial results, described in other documents that we file from time to time with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal period ended December 31, 2012 and subsequent Quarterly Reports on Form 10-Q, and our definitive Proxy Statement for the Annual Meeting of Stockholders to be held on February 11, 2014, and particularly the discussion of trends and risk factors set forth therein. Unless otherwise required by law, we disclaim any obligation to update our view on any such risks or uncertainties or to revise or publicly release the results of any revision to these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K.

Additional Information and Where to Find It

In connection with the proposed transaction, InkSure has filed a proxy statement and other relevant documents with the SEC. INKSURE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AS IT CONTAINS IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS.  INKSURE’S STOCKHOLDERS HAVE ACCESS TO FREE COPIES OF THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC BY INKSURE THROUGH THE SEC WEBSITE AT WWW.SEC.GOV. THE PROXY STATEMENT AND RELATED MATERIALS MAY ALSO BE OBTAINED FOR FREE FROM INKSURE BY DIRECTING A REQUEST TO: INKSURE TECHNOLOGIES INC., 18 EAST 16TH STREET, SUITE 307, NEW YORK, NEW YORK 10003, ATTENTION: CHIEF EXECUTIVE OFFICER, TELEPHONE: (646) 233-1454.

InkSure and its directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding InkSure’s directors and executive officers is available in InkSure’s annual report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on March 29, 2013 and our definitive Proxy Statement for the Annual Meeting of Stockholders to be held on February 11, 2014. Additional information regarding the interests of such potential participants has been included in the proxy statement and will be included in the other relevant documents filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Number	Description of Exhibits

2.1	Amendment No. 1 to Asset Purchase Agreement, dated as of January 9, 2014, by and among InkSure Technologies Inc., InkSure Inc., InkSure Ltd., and Spectra Systems Corporation. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INKSURE TECHNOLOGIES INC. REGISTRANT

By:	/s/ Tal Gilat
Name: Tal Gilat
Title: President and Chief Executive Officer

Date:  January 14, 2014